[The American Funds Group(r)]

THE TAX-EXEMPT FUND OF CALIFORNIA

INVESTING IN THE GROWTH OF CALIFORNIA

Annual Report
for the year ended
August 31, 1999

THE TAX-EXEMPT FUND OF CALIFORNIA(R)

Seeks a high level of current income free from federal and California income taxes, with the additional objective of preservation of capital.

The Tax-Exempt Fund of California is one of the 29 mutual funds in The American Funds Group, the nation's third-largest mutual fund family. For more than six decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Investment Highlights
through August 31, 1999
12-month total return                  +0.5%*
(income plus capital changes, with distributions reinvested)
Tax-free distribution rate for August   4.7%
(income return only, reflecting maximum sales charge)
Taxable equivalent distribution rate    8.5%
(for August, assuming a 45.2% maximum combined state and federal tax rate)
SEC 30-day yield as of August 31        4.3%
(reflecting maximum sales charge)
*Does not include the 4.75% sales charge.
For current yield information, please call toll-free: 800/421-0180.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the average annual compound returns over various periods with all distributions reinvested, assuming payment of the 4.75% maximum sales charge at the beginning of the stated periods. Sales charges are lower for accounts of $25,000 or more.

AVERAGE ANNUAL COMPOUND RETURNS

                   for periods ended

                   8/31/99                   9/30/99

                   (fiscal year-end)         (latest calendar quarter)



Ten Years          +6.41%                    +7.00%

Five Years         +5.14                     +6.47

One Year           -4.32                     -0.68




HOW A $10,000 INVESTMENT HAS GROWN

$24,714/1/
Lehman Brothers
Municipal Bond
Index

$22,860/2/
TEFCA at net
asset value
(not including
sales charge)

$22,306/2/
Lipper California
Municipal Debt
Funds Average

$21,774/2/
TEFCA at
maximum
offering price

[begin mountain chart]

Year          TEFCA at           TEFCA at         Lehman          Lipper
              maximum            net asset        Brothers        California
              offering           value (not       Municipal       Municipal
              price              including        Bond Index      Debt Funds
                                 sales            /1/             Average /3/
                                 charge)

10/28/86      9,525              10,000           10,000          10,000

1987 /#/      9,562              10,039           10,260          10,010

1988          10,089             10,593           10,966          10,634

1989          11,140             11,696           12,170          11,813

1990          11,581             12,159           12,951          12,399

1991          12,919             13,564           14,478          13,787

1992          14,258             14,970           16,095          15,222

1993          16,123             16,928           18,059          17,128

1994          16,144             16,950           18,084          16,899

1995          17,461             18,333           19,687          18,107

1996          18,447             19,368           20,718          19,122

1997          20,070             21,072           22,634          20,847

1998          21,672             22,754           24,591          22,642

1999          21,774             22,860           24,714          22,306


[end mountain chart]
/#/For the period October 28, 1986, through August 31, 1987.

/1/With interest compounded. The index is a national index not limited to California bonds. It is unmanaged and does not reflect sales charges, commissions or expenses.

/2/With all distributions reinvested. The Lipper average does not reflect sales charges.

Past results are not predictive of future results.

The fund's 30-day yield as of September 30, 1999, calculated in accordance with the Securities and Exchange Commission formula, was 4.39%. The fund's distribution rate as of that date was 4.49%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Income may be subject to federal alternative minimum taxes. Also, distributions from gains on the sale of certain bonds purchased at less than par value and capital gain distributions, if any, are taxable.

FELLOW SHAREHOLDERS:

[Begin Sidebar]
[illustration: state of California]
Whatever the economic
environment, we believe
diligent research can continue
to uncover attractive
opportunities in
the tax-exempt market.
[End Sidebar]

The 12 months ended August 31, 1999, saw a shift in market sentiment that brought down the price of most fixed-income securities. While the safer sectors of the bond market fared well during the first few months of the period, the continued growth of the U.S. economy and investors' concerns about inflation ultimately hurt fixed-income investments in 1999.

During the fiscal year, although its share price declined, The Tax-Exempt Fund of California remained a steady source of income free from state and federal taxes.

* SHAREHOLDERS WHO REINVESTED THEIR DIVIDENDS totaling 74 cents a share had an income return of 4.6%. Taxpayers in the maximum 45.2% combined federal and state income tax bracket would have had to earn 8.4% in taxable investment income to match their income return from the fund. Combined with this income, a drop in share price resulted in a total return of 0.5% (assuming you reinvested your capital gain distribution of 23 cents a share). IF YOU TOOK YOUR DIVIDENDS IN CASH, your income return was 4.5% and the value of your holdings declined 4.0%.

* While small, your fund's 0.5% gain outpaced the 1.5% decline of the average California municipal bond fund as measured by Lipper, Inc., a leading mutual fund tracking service. The fund will pay a capital gain of about three cents per share in November.

THE YEAR IN REVIEW

When your fund's fiscal year began last September 1, investors around the world were recovering from global financial shock. Just as concerns over the Asian crisis were starting to fade, the financial collapse of Russia last summer sent investors running for cover. Stocks and all but the safest sectors of the bond market took a severe beating. U.S. Treasury obligations, generally considered the safest investments, shot up in price. High-quality municipal bonds also trekked upward but could not match the extraordinary gains of U.S. Treasuries.

The broader bond market benefited from the Federal Reserve Board's efforts to mitigate the impact of the turmoil and provide liquidity to the global financial system. The Fed lowered the federal funds rate - the rate banks charge each other on overnight loans - three times last fall, from 5.50% to 4.75%. As a result, existing bonds paying higher rates of interest became more valuable.

The trend quickly reversed, however. Anxiety over market turmoil eased as the period progressed, and investors journeyed back into stocks and higher yielding bonds. Treasury obligations and the high-quality municipal bonds that make up most of your fund's portfolio did increase in price, but fell behind nonetheless.

In the last six months, bond prices declined across the board in response to the seemingly intractable pace of economic growth in the United States, which spurred fears of inflation. Inflation is the bondholder's bane because higher prices erode the purchasing power of future interest and principal payments. The Federal Reserve warned of "the potential for a buildup of inflationary imbalances" and raised the federal funds rate in June and again in August, from 4.75% to 5.25%. Bond prices fell as interest rates edged higher.

Looking forward, we are concerned that the Federal Reserve's tighter monetary policy may cause interest rates to rise further in the relatively near future. Meanwhile, stock markets around the world appear to have stabilized, and areas that were recently in chaos, such as Asia, seem to be recovering. Perhaps more germane to your fund, the California economy continues to expand, fostering a healthy environment for bonds secured by local municipalities. The state enjoyed stronger growth in both job creation and personal income than the rest of the nation, and unemployment fell to a level not seen since 1990. As always, we will continue to closely monitor local and national economic and political developments while we look for attractive investment opportunities in California.

YOUR FUND'S PORTFOLIO

In keeping with its prudent, long-term approach, The Tax-Exempt Fund of California tends to maintain a shorter average maturity than many other municipal bond funds. This has helped the fund hold up better than many of its peers when the municipal bond market declines. Over longer, more meaningful periods, this more conservative philosophy has also helped your fund achieve a lifetime total return of 128.6% compared with 123.1% for the average California municipal bond fund. In response to market conditions this past year, the average maturity of the fund's holdings was even shorter than usual, which contributed positively to the fund's results.

We also benefited from a strong local economy and a flurry of new construction activity in California, much of it financed through tax-exempt bonds that pay attractive yields. In the next few pages we'll tell you more about these kinds of bonds and what they mean to your state and to your fund's portfolio.

We look forward to reporting to you again in six months.

Cordially,

/s/Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/Abner D. Goldstine
Abner D. Goldstine
President

October 14, 1999

INVESTING IN THE GROWTH OF CALIFORNIA

"SOMEDAY, IT WILL COME TO YOU..."

In the first act of Gone With the Wind, Scarlett O'Hara's father advises his daughter that in the long run, she would find that land is the only thing that matters, the only thing that lasts. Capital Research and Management Company, adviser to The Tax-Exempt Fund of California, realizes that a few other things matter and that some things may even last as long as land. But Mr. O'Hara touched on one of the truths that has allowed shareholders in the fund to enjoy a steady stream of higher-than-average tax-free income: the value of land. It is captured in your fund's portfolio in the form of land-secured financings - or, as investment professionals affectionately call them, "dirt bonds."

Land-secured financings are tax-free bonds issued to help build or expand real estate developments. They can be used to create new residential areas, a new business zone or an entire community that mixes both. As such, they are part of the lifeline of California's economic growth.

Land-secured investments make up almost 15% of your fund's portfolio. They offer above-average yield and are a significant source of the fund's income. They have also often provided potential for credit upgrades and price appreciation as the underlying real estate projects are developed. An added bonus is that land-secured financings are not subject to the alternative minimum tax, a levy that for some investors reduces the benefit of tax-exempt income.

The economic boom in California has resulted in a slew of new land-secured financings. With California the nation's predominant issuer of "dirt bonds," your fund is well-positioned to bring you the potential benefits of such investments. Because of various legal restrictions that curb the issuance of high-yield bonds in California, land-secured financings are among the few higher yielding municipal offerings in the state.

RISK AND REWARD

"Dirt bonds" come with a special set of possible perils, however, and are typically not rated, or rated below investment grade. In layman's terms, they are considered by the independent rating agencies to carry relatively high risk. If the project being funded develops more slowly than expected, for example, the costs may run too high and the developer might default on its financial obligation to pay the special tax securing the bonds. When that happens, the only resort for the bondholder is foreclosure, a burdensome and time-consuming process that usually does not result in full recovery. In the mid-1980s, amid recession and a depressed real estate market, defaulting developers walked away from numerous projects in Texas, Arizona and California.

Because of this checkered past, "dirt bonds" can be a bit treacherous for the inexperienced investor. Each issue must be thoroughly examined by a trained eye before it can be deemed a sound investment idea. In the next two pages, we'll tell you about one of the projects that your fund has helped make possible.

[Begin Caption]
[photo:  buildings in development]
Land-secured financings, or "dirt bonds," have been used for decades to expand and develop the cities of California and, as such, are part of the lifeline of the state.
[End Caption]

[Begin Caption]
[photo:  construction]
Intensive construction activity in California has resulted in a slew of new land-secured financings, which can be an excellent source of income for shareholders in The Tax-Exempt Fund of California.
[End Caption]

BLOOMING OPPORTUNITIES IN A DESERT LANDSCAPE

East of Los Angeles lies a somewhat forbidding landscape, a dry desert sprawl that settlers have managed to forge into a community. Chasing affordable housing and convenient freeway access, Los Angeles and Orange County residents have helped make the Inland Empire - the counties of Riverside and San Bernardino - the fastest growing region in California over the past 10 years. The Inland Empire led the state in new construction this year and is currently home to 3 million Californians.

About 44,000 of these Californians live in Temecula, poetically named after the Luiseno Indian word for "where the sun breaks through the mist." A series of land-secured bonds issued by the City of Temecula last year should make life even sunnier for residents. The idea is to add new housing, office buildings and retail stores to help make the Ynez Corridor, a 600-acre area inside Temecula, a better place to live and work.

Ed Nahmias, a Capital Research analyst and portfolio counselor following land-secured financings, decided to take a close look at this new project. When shopping for "dirt bonds," Ed follows one of the cardinal rules in real estate: location, location, location. "The economy of the area being developed is the best indicator of whether the bonds will be a sound investment because it tells you whether there is going to be sufficient demand for new businesses and homes," says Ed.

At the time these particular bonds were issued, Ed knew that Temecula's recent past was marred by economic troubles. Suffering from a hard blow during the statewide recession of the early 1990s, development in Temecula slowed significantly from 1991 to 1993. Some developers filed for bankruptcy, others sold their properties at a loss.

Recently, though, the area has been staging a lively recovery, and the outlook is bright. Ed found that the population in the city had increased by some 50% from 1990 to 1997, and that job growth was very strong. While the entire state of California has enjoyed solid economic growth and low unemployment, the Inland Empire has been doing especially well. In 1997, for instance, the region exported $2.1 billion in goods, an 89% increase from 1993.

In keeping with our hands-on approach to research, Ed visited the area to look at how the project was developing and to meet with city officials. He had met with regional business leaders in the past. "As a rule, we don't buy a land-secured bond unless we've gone to the site, explains Ed. Looking at other towns and cities nearby, he concluded that the retailers in the Ynez Corridor were unlikely to suffer from heavy competition, and that there was a good market for commercial business in the area.

To date, all signs continue to be encouraging. The 1999-2000 budget for Temecula released in mid-1999 reflects the city officials' belief that economic prosperity will continue next year as more people flock to the area, spurring commercial development.

[Begin Sidebar]

                                                                             The fund's

                                                                             tax-exempt

                                                       Combined              distribution rate/2/

                                                       Federal &             of 4.7% is

Your Taxable Income                                    California            equivalent to a

Single                      Joint                      Tax Rate/1/           taxable rate of:

$19,193 - 25,750            $38,386 - 43,050           20.1%                 5.8%

25,751 - 26,644             43,051 - 53,288            32.3                  6.9

26,645 - 33,673             53,289 - 67,346            33.8                  7.0

33,674 - 62,450             67,347 - 104,050           34.7                  7.1

62,451 - 130,250            104,051 - 158,550          37.4                  7.4

130,251 - 283,150           158,551 - 283,150          42.0                  8.0

Over 283,150                Over 283,150               45.2                  8.5




/1/Based on 1999 federal and 1998 California tax rates. The rates do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions that are applicable to certain taxable income levels.

/2/As of 8/31/99. The fund's distribution rate in the table is based on offering price and therefore reflects the effects of the maximum sales charge on the initial investment. It is not a projection of future results.

WHY DOUBLE TAX-FREE
INVESTING CAN BE WORTHWHILE

To use this table, find your estimated taxable income to determine your combined federal and California tax rate. Then look at the right-hand column to see what you would have had to earn from a taxable investment to equal the fund's 4.7% tax-exempt distribution rate in August.

Because of tax increases in recent years, many high-income investors are finding that their returns on taxable fixed-income issues have to be even higher to match those currently offered by tax-exempt municipals. For instance, a couple with a taxable income of $152,000 faces a combined federal and California tax rate of 37.4%. In this bracket, the fund's current 4.7% distribution rate would be equivalent to a return on a taxable fixed-income investment of 7.4%.
[End Sidebar]

THE DEVIL IN THE DETAILS

The nature of land-secured financings is such that general economic indicators are not enough to evaluate the quality of the investment. Ed also looked closely at the major developers and landowners initially backing the bonds and found that the principal landowner in the project was Los Angeles-based Forest City Enterprise, one of the largest retail space developers in the nation. Ed knew the developer had proved reliable and creditworthy in the past and that its plan to build a mall was a good indicator of the region's economic prospects.

The Promenade Mall, slated to open this fall, attracted other major retailers to the area. WalMart purchased some of the land, and General Motors decided to take advantage of the growing population by opening an auto mall. In addition, the infrastructure improvements needed to facilitate the expansion, such as roads, were already complete, reducing any risks associated with construction. Another major landowner is pharmaceuticals giant Eli Lilly.

One by one, the parcels of land within the development project are being snapped up. Construction has escalated rapidly, reducing the possibility of default. Says Ed, "Once you have a building on the property, it's worth far more and the owner is much less likely to walk away from it."

The development of the Ynez Corridor is well under way and is among the holdings that have provided The Tax-Exempt Fund of California with a healthy stream of income. As always, however, our research has not stopped simply because the bonds are now part of your fund's portfolio. Our investment professionals continue to closely monitor every issue the fund has purchased on your behalf, watching for any development that might affect the health of the bonds. And while we don't expect you to conclude that land is the only thing that matters, we hope this report has helped illustrate the potential rewards of investing in the soil of your state.

The Tax-Exempt Fund of California
August 31, 1999

Aaa/AAA                     35.5%
Aa/AA                       9.1%
A/A                         14.3%
Baa/BBB                     22.2%

Below investment grade      18.5%

The Tax-Exempt Fund of California
Investment Portfolio, August 31, 1999                                   Principal     Market
                                                                           Amount       Value
Fixed Income Securities                                                      (000)       (000)
--------------------------------------------                             --------    --------
Tax-Exempt Securities Maturing in More Than One Year - 93.02%
G.O. Ref. Bonds, 5.25% 2009                                                  3,000       3,098
Educational Facs. Auth., Rev. Bonds (University of San Francisco),
Series 1996, MBIA Insured, 5.70% 2011                                        1,190       1,261
Health Facs. Fncg. Auth.:
Rev. Bonds:
Antelope Valley Healthcare Dist., Series 1997B, FSA Insured, 5.00% 2012      4,500       4,408
Catholic Healthcare West, 1998 Series A:
5.00% 2006                                                                   4,635       4,517
5.00% 2007                                                                   1,000         966
5.25% 2008                                                                   1,750       1,707
Kaiser Permanente, 1998 Series A, FSA Insured, 5.25% 2011                    1,000       1,010
Little Co. of Mary Health Services, Series 1998, AMBAC Insured:
5.00% 2010                                                                   2,170       2,184
5.00% 2013                                                                   1,125       1,100
Hospital Rev. Bonds:
Downey Community Hospital, Series 1993:
5.20% 2003                                                                   1,000       1,016
5.625% 2008                                                                  3,000       3,042
5.75% 2015                                                                   6,400       6,357
Pacific Presbyterian Medical Center,
1985 Series B, INDLC Insured, 6.75% 2015 (Preref. 2002)                      3,725       3,946
St. Joseph Health System Obligated Group, Cert. of Part.,
5.50% 2014                                                                   3,000       2,918
Hospital Rev. Ref. Bonds (Saint Francis Memorial Hospital),
Series 1993A, 5.75% 2005 (Preref. 2003)                                      1,150       1,238
Housing Fin. Agcy.:
Home Mortgage Rev. Bonds:
1991 Series A, 7.35% 2011                                                      495         514
1995 Series H, MBIA Insured, 5.50% 2017                                      3,250       3,195
1995 Series K AMT, AMBAC Insured, 5.55% 2021                                   180         183
Single Family Mortgage Bonds:
1995 Issue B-2 AMT, AMBAC Insured, 5.70% 2007                                2,520       2,540
1997 Series B-3 AMT, MBIA Insured, 5.10% 2012                                1,790       1,732
Single Family Mortgage Rev. Bonds:
1997 Series C-1, Class III, MBIA Insured, 5.05% 2011                         4,955       4,914
1998 Series C-4, Class I:
4.90% 2004                                                                   2,410       2,429
5.10% 2007                                                                     895         901
5.15% 2008                                                                   3,155       3,164
Pollution Control Fncg. Auth.:
Pollution Control Rev. Bonds (Pacific Gas and Electric Co.):
1992 Series B AMT, 6.35% 2009                                                4,400       4,707
1993 Series B AMT, AMBAC Insured, 5.85% 2023                                 1,000       1,009
Resource Recovery Rev. Bonds, Waste Management Inc. Guarantee
Bond, Series A AMT, 7.15% 2011                                               3,500       3,651
Solid Waste Disposal Rev. Bonds:
(CanFibre of Riverside Project), Series 1997A AMT,
9.00% 2019                                                                   4,000       4,162
(Keller Canyon Landfill Co. Project), BFI Corp. Guarantee,
Series 1992 AMT, 6.875% 2027                                                 4,000       4,068
(USA Waste Services, Inc. Project), Series 1998A AMT,
5.10% 2018 (Put 2008)                                                        2,000       1,893
Public Works Board:
Lease Rev. Bonds:
California Community Colleges, 1994 Series B
Various Community College Projects, 6.75% 2005                               1,000       1,106
Trustees of The California State University
(Various University Projects)
1997 Series B, 5.25% 2010                                                    1,500       1,526
1996 Series A, AMBAC Insured, 5.50% 2014                                     3,500       3,523
Dept. of Corrections, State Prison:
Imperial County, 1991 Series A, 6.50% 2017                                   1,000       1,117
Lassen County (Susanville), 1993 Series D, FSA Insured,
5.25% 2015                                                                   2,000       1,986
The Regents of the University of California
(Various University Projects), 1993 Series B, MBIA Insured,
5.50% 2014                                                                   1,500       1,536
Lease Rev. Ref. Bonds:
Dept. of Corrections, 1998 Series C
(State Prison-Monterey County), 5.25% 2007                                   3,000       3,112
1998 Series A (Library and Courts Annex Building Complex),
5.50% 2010                                                                   1,500       1,563
Rural Home Mortgage Fin., Auth., Single Family Mortgage Rev. Bonds
(Mortgage-Backed Securities Program):
1995 Series B AMT, 7.75% 2026                                                1,630       1,775
1996 Series A AMT, 7.75% 2027                                                  960       1,066
Statewide Communities Dev. Auth.:
Apartment Dev. Rev. Ref. Bonds (Irvine Apartment Communities, LP):
Series 1998A-1 AMT, 5.05% 2025 (Put 2008)                                    5,300       5,126
Series 1998A-3, 5.10% 2025 (Put 2010)                                        5,000       4,800
Series 1998A-4, 5.25% 2025 (Put 2013)                                        3,000       2,886
Citrus Valley Health Partners, Inc., Cert. of Part., MBIA Insured:
5.50% 2011                                                                   1,000       1,021
5.625% 2012                                                                  1,000       1,025
Hospital Rev. Cert. of  Part., Cedars-Sinai Medical Center, Series 1992,
6.50% 2012                                                                   3,650       3,980
The Internext Group, Cert. of Part., 5.375% 2017                             4,000       3,726
Cert. of Part., St. Joseph Health System Obligated Group:
5.00% 2007                                                                   1,000       1,003
Rev. Ref. Bonds (Sherman Oaks Project), Series 1998A, AMBAC Insured:
5.00% 2008                                                                   1,000       1,014
5.50% 2009                                                                   2,000       2,091
Veterans G.O. Bonds, Series BG, 4.95% 2010                                   2,000       1,981
Dept. of Water Resources, Central Valley Project, Water System Rev. Bonds:
Series O, MBIA Insured, 5.00% 2022                                           2,000       1,839
Alameda Public Fncg. Auth., 1999 Rev Bonds (1997 Rev. Bond Refinancing):
5.10% 2009                                                                   1,030         992
County of Alameda, 1993 Ref. Cert. of Part. (Santa Rita Jail Project),
MBIA Insured, 5.375% 2009                                                    1,500       1,563
Anaheim Public Fncg. Auth., Lease Rev. Bonds,
(Anaheim Public Improvement Project), Senior Lease Rev. Bonds, FSA Insured:
1997 Series A, 6.00% 2024                                                    1,500       1,594
1997 Series C, Capital Appreciation Bonds, 0% 2018                           3,900       1,337
City of Antioch, Public Fncg. Auth., 1998 Reassessment Rev. Bonds,
Subordinated Series B:
5.40% 2007                                                                   1,175       1,135
5.50% 2008                                                                   1,235       1,190
5.70% 2010                                                                   1,380       1,332
Association of Bay Area Governments:
Fin. Auth., Taxable Rev. Ref. Cert. of Part.
(American Baptist Homes of the West Facs. Project),
Series 1997B, 6.20% 2027                                                     2,000       1,992
Fin. Auth. for Nonprofit Corps., Cert. of Part.:
Episcopal Homes Foundation, Series 1997A, 5.25% 2007                         2,505       2,514
Stanford University Hospital, Series 1993:
5.75% 2005 (Escrowed to Maturity)                                            1,240       1,333
5.50% 2013 (Preref. 2005)                                                    1,500       1,589
Fncg. Auth. for Nonprofit Corps., Ref. Rev. Cert. of Part.:
American Baptist Homes Foundation, Series 1998A, 6.10% 2017                  5,985       5,972
Episcopal Homes Foundation, Series 1998, 5.00% 2009                          4,600       4,511
Redev. Agcy. of the City of Burbank (Golden State Redev. Project),
Tax Allocation Bonds, 1993 Series A:
6.00% 2013                                                                   1,500       1,524
6.00% 2023                                                                   1,000       1,007
6.25% 2024                                                                   1,500       1,530
Capistrano Unified School Dist., Cert. of Part., Series 1997, 5.20% 2018     1,845       1,845
Central Valley Fncg. Auth., Cogeneration Project Rev. Bonds
(Carson Ice-Gen Project), Series 1993:
6.00% 2009                                                                   1,000       1,030
6.10% 2013 (Preref. 2003)                                                    3,000       3,246
6.20% 2020 (Preref. 2003)                                                    5,000       5,427
Central Valley School Districts Fncg. Auth., (School Dist. G.O. Bond
Ref. Program), 1998 Rev. Bonds, Series A, MBIA Insured, 6.25% 2011           1,000       1,104
City of Chino Hills, Community Facs. Dist. No. 9 (Rincon Village Area),
Special Tax Bonds, Series 1998, 6.45% 2023                                   1,135       1,137
City of Commerce, Community Dev. Commission, Redev. Project No. 1,
Subordinate Lien Tax Allocation Ref. Bonds, Series 1997 B, 5.50% 2008        2,490       2,467
County of Contra Costa Public Fncg. Auth., 1999 Tax Allocation Rev. Bonds
(Pleasant Hill BART, N. Richmond, Bay Point, Oakley & Rodeo Redev. Projs),
5.00% 2013                                                                   1,000         929
Del Mar Race Track Auth., Rev. Ref. Bonds, Series 1996, 6.00% 2001             710         721
City of Duarte, City of Hope National Medical Center, Cert. of Part.,
Series 1999A, 5.25% 2009                                                     1,000         975
East Bay Regional Park Dist. (Alameda and Contra Costa Counties),
1998 G.O. Ref. Bonds, 5.00% 2010                                             1,000       1,009
County of El Dorado, Community Facs. Dist. No. 1992-1 (El Dorado
Hills Dev.), Series 1999 Special Tax Bonds, 6.125% 2016                      1,000         999
Foothill/Eastern Transportation Corridor Agcy., Toll Road Rev. Bonds,
Series 1995A, 6.00% 2016 (Preref. 2010)                                      2,500       2,720
City of Fremont, Multifamily Housing Rev. Ref. Bonds, Issue A of 1995
(Durham Greens Project), 5.40% 2026                                          3,000       3,074
Imperial Irrigation Dist., 1998 Electric System Ref. Rev. Bonds, MBIA Insured:
5.00% 2012                                                                   1,000         986
5.00% 2018                                                                   2,000       1,861
City of Irvine:
Assessment Dist. No. 95-12 Limited Obligation Improvement                    2,500       2,327
Bonds, Group Three, 5.50% 2021
Assessment Dist. No. 94-13 (Oak Creek), Limited Obligation Improvement Bonds:
Group Two, 5.875% 2017                                                       1,000         970
Group One, 5.50% 2022                                                        1,000         923
City of Long Beach:
Fncg. Auth. Rev. Bonds, Series 1992, AMBAC Insured, 6.00% 2017                 750         801
Harbor Rev. Bonds, Series 1993 AMT, 5.125% 2018                              1,000         922
City of Los Angeles:
Community Redev. Agcy., Central Business Dist. Redev. Project,
Tax Allocation Ref. Bonds, Series I, 5.00% 2001                              2,000       2,021
Harbor Dept. Rev. Bonds:
Issue 1988, 7.60% 2018 (Escrowed to Maturity)                                1,750       2,151
Issue 1995, Series B AMT, 6.625% 2025                                        1,000       1,065
Issue 1996 AMT, 5.50% 2007                                                   3,675       3,841
Multifamily Housing Rev. Bonds (GNMA Collateralized -
Ridgecroft Apartments Project), Series 1997E AMT, 6.125% 2027                2,005       2,055
Municipal Improvement Corp., Special Tax Lease Rev. Bonds
(Police Emergency Command Control Communications System), Series 1999 D,
AMBAC Insured, 5.00% 2012                                                    2,500       2,466
County of Los Angeles:
Capital Asset Leasing Corp., Cert. of Part. (Marina del Rey), Series A:
6.25% 2003                                                                   3,815       3,944
6.50% 2008                                                                   6,000       6,367
Public Works Fncg. Auth., Regional Park and Open Space Dist. A,
Series 1997 A, 5.50% 2011                                                    3,000       3,107
Marin Municipal Water Dist. Water Rev. Bonds, Series 1993, 5.65% 2023        1,000         995
Northern California Power Agcy., Geothermal Project Number 3
Special Rev. Bonds, 1993 Ref. Series A:
5.60% 2006                                                                   1,860       1,939
5.60% 2006 (Escrowed to Maturity)                                            1,000       1,064
5.65% 2007 (Escrowed to Maturity)                                            1,025       1,095
County of Orange:
Aliso Viejo Special Tax Bonds of Community Facs. Dist.
No. 88-1, Series A of 1992:
7.25% 2008 (Preref. 2002)                                                    1,500       1,661
7.35% 2018 (Preref. 2002)                                                    2,000       2,220
Limited Obligation Improvement Bonds, Irvine Coast Assessment
Dist. No. 88-1, 1998 Series A, 5.25% 2009                                    1,100       1,073
Local Transportation Auth., First Senior Fixed-Rate Bonds,
MBIA Insured, 6.00% 2009                                                     1,500       1,631
Recovery Cert. of Part., 1996 Series A, MBIA Insured, 6.00% 2008             1,500       1,636
South Orange County Public Fncg. Auth., Special Tax Rev. Bonds,
1999 Series A, FSA Insured, 5.375% 2011                                      1,600       1,648
City of Oxnard, Assessment Dist. No. 97-1-R (Pacific Commerce Center),
Limited Obligation Ref. Bonds:
5.50% 2004                                                                   1,465       1,479
5.60% 2005                                                                   2,870       2,900
5.70% 2006                                                                   1,190       1,204
Redev. Agcy. of the City of Pittsburg, Los Medanos Community Dev.
Project, Tax Allocation Ref. Bonds, Series 1993A, AMBAC Insured, 5.25% 2     2,195       2,147
Pleasanton Joint Powers Fncg. Auth., Reassessment Rev. Bonds,
1993 Series A:
5.70% 2001                                                                   3,680       3,775
6.15% 2012                                                                   1,750       1,819
City of Poway, Community Facs. Dist. No. 88-1 (Parkway Business Centre),
Special Tax Ref. Bonds, Series 1998:
5.30% 2005                                                                   1,225       1,204
6.25% 2007                                                                   2,050       2,117
6.50% 2008                                                                   2,000       2,092
6.50% 2009                                                                   1,320       1,380
6.50% 2010                                                                   1,715       1,792
Riverside County Public Fncg. Auth., Cert. of Part., Air Force Village
West, Inc., 5.40% 2009                                                       1,875       1,822
City of Roseville, North Roseville Community Facs. Dist. No. 1,
Special Tax Bonds, Series 1998, 5.20% 2007                                   2,200       2,131
Sacramento Cogeneration Auth., Cogeneration Project Rev. Bonds
(Procter & Gamble Project), 1995 Series:
7.00% 2005                                                                   1,700       1,877
6.375% 2010 (Preref. 2005)                                                   1,900       2,114
6.375% 2010                                                                  1,600       1,746
6.50% 2014 (Preref. 2005)                                                    1,000       1,119
6.50% 2021 (Preref. 2005)                                                    4,000       4,476
Sacramento Municipal Utility Dist., Electric Rev. Bonds, 1997 Series K,
AMBAC Insured, 5.70% 2017                                                    2,500       2,578
Sacramento Power Auth., Cogeneration Project Rev. Bonds, 1995 Series:
6.00% 2003                                                                   1,500       1,567
6.50% 2005                                                                   1,100       1,190
County of Sacramento:
Laguna Creek Ranch/Elliott Ranch Community Facs. Dist. No. 1,
Improvement Area No. 2 Special Tax Ref. Bonds (Elliott Ranch):
6.00% 2012                                                                     880         886
6.10% 2013                                                                     665         671
6.30% 2021                                                                     500         503
Single Family Mortgage Rev. Bonds (GNMA Mortgage-Backed
Securities Program), Issue A of 1987 AMT,
9.00% 2019 (Escrowed to Maturity)                                            1,500       2,110
City of San Bernardino, SCH Health Care System Rev. Bonds,
(Sisters of Charity for the Incarnate Word, Houston, Texas)
Series 1991A, 7.00% 2021 (Preref. 2001)                                      1,000       1,072
County of San Bernardino Housing Auth:
Multifamily Housing Rev. Bonds (Fannie Mae Program - Villa                   2,030       2,019
 Serena Project), Series 1985, 4.95% 2007
Multifamily Housing Rev. Ref. Bonds (Equity Residential/
Redlands Lawn & Tennis Apartments), Issue 1999A,
5.20% 2029 (Put 2009)                                                        1,000         984
City of San Diego/MTDB Auth. (San Diego Old Town Light Rail Transit
Extension), 1993 Lease Rev. Bonds, 5.375% 2023                               1,500       1,440
County of San Diego:
Poway Unified School Dist., Community Facs. Dist. No. 1, Series 1998
Special Tax Bonds, MBIA Insured:
5.00% 2010                                                                   1,000       1,008
Reassessment Dist. No. 97-1 (4-S Ranch), Limited Obligation
Improvement Bonds:
5.90% 2007                                                                   1,435       1,464
5.90% 2008                                                                   1,000       1,017
San Diego Unified School Dist., 1999 G.O. Bonds, Election of 1998, Series A
Capital Appreciation Bonds, FGIC Insured, 0% 2017                            3,000       1,104
City and County of San Francisco:
Port Commission Rev. Ref. Bonds, Series 1994, 5.90% 2009                     1,500       1,573
Redev. Agcy., Residential Fac. Rev. Bonds (Coventry Park Project),
Series 1996A AMT, 8.50% 2026                                                 5,000       5,566
County of San Joaquin, Cert. of Part. (1993 General Hospital Project),
6.625% 2020                                                                  2,235       2,467
San Joaquin Hills Transportation Corridor Agcy.:
Toll Road Rev. Bonds, 6.75% 2032 (Preref. 2003)                              1,500       1,648
Toll Road Ref. Rev. Capital Appreciation Bonds, Series 1997A, 0% 2020        3,765       1,171
City of San Jose:
Redev. Agcy., Multifamily Housing Rev. Bonds (GNMA Collateralized
 - The Miraido Village), Series 1997A AMT:
5.30% 2012                                                                     975         973
5.65% 2022                                                                   1,500       1,468
Multifamily Housing Rev. Bonds (The Garden Apartments Project),              3,000       2,890
1999 Series A AMT, 5.00% 2032 (Put 2012)
San Marcos Public Facs. Auth., Ref. Rev. Bonds, Series 1998, 5.50% 2010      4,295       4,161
Santa Ana Fncg. Auth., Police Administration and Holding Fac. Lease Rev. Bonds,
Series 1994A, MBIA Insured,  6.25% 2019                                      1,000       1,096
City of Santa Clara, Subordinated Electric Rev. Ref. Bonds, Series 1998 A,
AMBAC Insured, 5.25% 2012                                                    2,885       2,914
Santa Clara County Fncg. Auth., Lease Rev. Bonds (VMC Fac. Replacement
Project), AMBAC Insured, 1994 Series A, 7.75% 2009                           2,200       2,705
Shafter Joint Powers Fin. Auth., Lease Rev. Bonds, 1997 Series A,
(Community Correctional Fac. Acquisition Project):
5.50% 2006                                                                   1,535       1,580
5.95% 2011                                                                   1,700       1,772
Southern California Home Fncg. Auth., Single Family Mortgage Rev.
Bonds (GNMA and FNMA Mortgage-Backed Securities Program),
1992 Series A AMT, 6.75% 2022                                                  930         959
South Tahoe Joint Powers Fin. Auth., Ref. Rev. Bonds, (South Tahoe
Redev. Project Area No. 1), 1995 Series B, 6.25% 2020                        3,250       3,304
Stanislaus Waste-To-Energy Fin. Agcy., Solid Waste Fac. Ref. Rev.
Certificates (Ogden Martin Systems of Stanislaus, Inc. Project),
Series 1990, 7.625% 2010                                                     1,080       1,109
City of Stockton:
Mello-Roos Rev. Bonds, Community Facs. Dist. No. 90-2B
(Brookside Estates), Series 1997A:
5.50% 2005                                                                   1,560       1,569
5.75% 2008                                                                   1,840       1,852
5.95% 2010                                                                   1,000       1,010
6.20% 2015                                                                   1,750       1,760
Public Fncg. Auth., Cert. of Part. (Wastewater System Project), 1998
Series A, MBIA Insured, 5.125% 2009                                          1,060       1,085
Community Facs. Dist. No. 88-12 of the City of Temecula (Ynez Corridor),
Special Tax Ref. Bonds, 1998 Series A:
5.20% 2007                                                                     850         828
5.25% 2008                                                                     745         724
Virgin Islands Public Fin. Auth., Rev. and Ref. Bonds
(Matching Fund Loan Notes):
Series 1998 A, 5.20% 2010                                                    1,000         971
Series 1998 C, 5.50% 2008                                                    1,000       1,011
Series 1998 D:
5.50% 2003                                                                   1,895       1,900
6.00% 2006                                                                   2,220       2,275
Washington Township Health Care Dist., Rev. Bonds, Series 1999:
5.00% 2010                                                                   1,210       1,165
5.00% 2013                                                                   1,100       1,022
5.00% 2018                                                                   2,750       2,489
City of West Sacramento, Limited Obligation Ref. Improvement Bonds,
Reassessment Dist. of 1998, 5.20% 2008                                         500         481
West Sacramento Fncg. Auth., Special Tax Rev. Bonds, Series F:
5.85% 2013                                                                   1,725       1,656
6.10% 2029                                                                   1,500       1,405
                                                                                   ----------
                                                                                       352,565
                                                                                   ----------

Tax-Exempt Securities Maturing in One Year or Less -  7.64%
Health Facs. Fncg. Auth.:
Variable Rate Hospital Rev Bonds(Adventist Health                            1,300       1,300
 System/West) 1998 Series A, MBIA Insured, 2.65% 2028(1)
Insured Variable Rate Demand Rev. Bonds (Catholic Healthcare
 West), 1996 Series D, MBIA Insured:
2.75% 2018(1)                                                                2,800       2,800
2.75% 2021(1)                                                                4,700       4,700
Variable Rate Rev. Bonds (St. Joseph Health System), Series 1991B, 2.40%     3,500       3,500
St. Joseph Health, Variable Rate Hospital Rev. Bonds, 2.30% 7/1/2013(1)      2,400       2,400
Variable Rate Rev. Bonds (Sutter/CHS), Series 1996C, FSA Insured, 2.85%        400         400
County of Kern:
Board of Education, 1999-2000 Tax and Rev. Anticipation Notes, 4.00% 6/3     3,000       3,009
1999-2000 Tax and Rev. Anticipation Notes, 4.00% 6/30/00                     1,300       1,305
County of Los Angeles, 1999-2000 Tax and Rev. Anticipation                   1,000       1,004
Notes, Series A, 4.00% 6/30/00
Orange County Water Dist., Variable Rate Cert. of Part., 1990 Project B,
2.85% 2015(1)                                                                3,100       3,100
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Bonds
(Shell Oil Co. Martinex Project), Series 1994A AMT,
2.65% 2024(1)                                                                2,100       2,100
Public Works Board, Lease Rev. Bonds, The Regents of the University
of California, 1991 Cert. of Part. (UCLA Central Chiller/Cogeneration
Fac.), 7.00% 2015 (Preref. 1999)                                             1,250       1,282
County of Ventura, 1999 Tax and Rev. Anticipation Notes, 4.00% 7/06/2000     1,000       1,004
Dept. of Water Resources, Central Valley Project, Water System               1,000       1,039
 Rev. Bonds,  Series H, 6.90% 2025 (Preref. 2000)
                                                                                   ----------
                                                                                        28,943
                                                                                   ----------
TOTAL TAX-EXEMPT SECURITES (cost: $376,109,000)                                        381,508

Excess of payables over cash and receivables                                            2,505
                                                                                   ----------
NET ASSETS                                                                         $      379,
                                                                                       ======

(1) Coupon rate changes periodically.

See Notes to Financial Statements

Key to Abbreviations

Agcy. = Agency
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue

The Tax-Exempt Fund of California
Financial Statements
Statement of Assets and Liabilities
at August 31, 1999     (dollars in thousands)
Assets:
 Tax-exempt securities (cost: $376,109)                               $381,508
 Cash                                                                       16
 Receivables for--
  Sales of fund's shares                               $  366
  Accrued interest                                      5,399
  Other                                                     4            5,769
                                               ---------------  ---------------
                                                                       387,293
Liabilities:
 Payables for--
  Purchases of investments                              1,550
  Repurchases of fund's shares                          5,688
  Dividends payable                                       709
  Management services                                     124
  Other                                                   219            8,290
                                               ---------------  ---------------
Net Assets at August 31, 1999--
 Equivalent to $15.72 per share on
 24,111,614 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                          $379,003
                                                                     =========



Statement of Operations
for the year ended August 31, 1999
(dollars in thousands)
Investment Income:
 Income:
  Interest on tax-exempt securities                                    $20,052

 Expenses:
  Management services fee                              $1,459
  Distribution expenses                                   945
  Transfer agent fee                                       81
  Reports to shareholders                                  65
  Registration statement and prospectus                    19
  Postage, stationery and supplies                         15
  Trustees' fees                                           18
  Auditing and legal fees                                  39
  Custodian fee                                             8
  Taxes other than federal income tax                       4
  Other expenses                                           17            2,670
                                               ---------------  ---------------
  Net investment income                                                 17,382
                                                                ---------------
Realized gain and change in unrealized
 Appreciation on Investments
 Net realized gain                                                       1,312
 Net unrealized appreciation:
  Beginning of year                                    22,679
  End of year                                           5,399
                                               ---------------
  Net change in unrealized appreciation                                (17,280)
                                                                ---------------
  Net realized gain and change in unrealized
   appreciation on investments                                         (15,968)
                                                                ---------------
Net Increase in Net Assets Resulting
 from Operations                                                        $1,414
                                                                     =========



Statement of Changes in Net Assets
(dollars in thousands)                             Year ended       Year ended
                                                   August 31,       August 31,
                                                         1999             1998
                                                    ---------        ---------
Operations:
 Net investment income                              $  17,382        $  15,554
 Net realized gain on investments                       1,312            5,345
 Net unrealized (depreciation) appreciation
  on investments                                      (17,280)           3,625
                                               ---------------  ------------------
  Net increase in net assets
   resulting from operations                            1,414           24,524
                                               ---------------  ------------------
Dividends and Distributions Paid to
 Shareholders:
  Dividends paid from net investment income           (17,400)         (15,589)
  Distributions from net realized gain
   on investments                                      (5,084)          (1,580)
                                               ---------------  ------------------
   Total dividends and distributions                  (22,484)         (17,169)
                                               ---------------  ------------------

Capital Share Transactions:
 Proceeds from shares sold:
  6,994,060 and 6,096,025
  shares, respectively                                114,227           99,998
 Proceeds from shares issued in reinvestment of net
  investment income dividends and distributions of
  net realized gain on investments:
  850,311 and 581,317 shares, respectively             13,877            9,526
 Cost of shares repurchased:
  5,278,098 and 2,957,515 shares,
  respectively                                        (85,585)         (48,491)
                                               ---------------  ------------------
  Net increase in net assets
   resulting from capital share transactions           42,519           61,033
                                               ---------------  ------------------
Total Increase in Net Assets                           21,449           68,388
Net Assets:
 Beginning of year                                    357,554          289,166
                                               ---------------  ------------------
 End of year (including undistributed                $379,003         $357,554
  net investment income: $38 and $1, respecti     ===========      ===========


See Notes to Financial Statements


The Tax-Exempt Fund of California

Notes to Financial Statements

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - The American Funds Tax-Exempt Series II(the "trust" is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, The Tax-Exempt Fund of California(the "fund"). The fund seeks a high level of current income exempt from regular federal and California income taxes, with the additional objective of preservation of capital.

     SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     SECURITY VALUATION - Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt Securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for as of the trade date. Realized gains and losses from the securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Interest income is recognized on an accrual basis. Premiums and original issue discounts on securities are amortized daily over the expected life of the security. Amortization of market discounts on securities is recognized upon disposition.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after determination of the fund's net investment income and are paid to shareholders monthly.

2.   FEDERAL INCOME TAXATION

     The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

     As of August 31, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $5,399,000, of which $11,282,000 related to appreciated securities and $5,883,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended August 31, 1999. During the year ended August 31, 1999, the fund realized, on a tax basis, a net capital gain of $1,312,000 on securities transactions. The cost of portfolio securities for book and federal income tax purposes was $376,109,000 at August 31, 1999.

3.   FEES AND TRANSACTIONS WITH RELATED PARTIES

     INVESTMENT ADVISORY FEE - The fee of $1,459,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC) with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; and 3.00% of the fund's monthly gross investment income.

     DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1999, distribution expenses under the Plan were limited to $945,000. Had no limitation been in effect, the fund would have paid $988,000 in distribution expenses under the Plan. As of August 31, 1999, accrued and unpaid distribution expenses were $151,000.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $205,000 (after allowance to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $81,000.

     DEFERRED TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1999, aggregate amounts deferred and earnings thereon were $50,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

     The fund made purchases and sales of investment securities, excluding short-term securities, of $116,172,000 and $82,298,000, respectively, during the year ended August 31, 1999.

     As of August 31, 1999, accumulated undistributed net realized gain on investments was $818,000 and additional paid-in capital was $372,748,000. The fund reclassified $55,000 and $428,000 to undistributed net investment income and additional paid-in capital, respectively, from undistributed net realized gains for the year ended August 31, 1999 as a result of permanent differences between book and tax.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $8,000 was paid by these credits rather than in cash.

Per-Share Data and Ratios


                                                     Year endedAugust     31
                                               -----
                                         1999   1998      1997   1996   1995
Net Asset Value, Beginning
 of Year                              $16.60  $16.22    $15.78 $15.74 $15.40
                                       -----   -----     -----  -----  -----
Income From Investment
 Operations:
 Net investment income                   .74     .79       .83    .84    .86
 Net gains or losses on
  securities (both realized
  and unrealized)                       (.65)    .47       .53    .04    .34
                                       -----   -----     -----  -----  -----
  Total from
   investment operations                 .09    1.26      1.36    .88   1.20
                                       -----   -----     -----  -----  -----
Less Distributions:
 Dividends (from net
  investment income)                    (.74)   (.80)     (.83)  (.84)  (.86)
 Distributions (from
  capital gains)                        (.23)   (.08)     (.09)     -      -
                                       -----   -----     -----  -----  -----
  Total distributions                   (.97)   (.88)     (.92)  (.84)  (.86)
                                       -----   -----     -----  -----  -----
Net Asset Value, End of Year          $15.72  $16.60    $16.22 $15.78 $15.74
                                       =====   =====     =====  =====  =====

Total Return*                           0.47%  7.98%     8.80%   5.65%  8.16%


Ratios/Supplemental Data:
Net assets, end of year
 (in millions)                          $379    $358      $289   $253   $233
Ratio of expenses to average
 net assets                              .70%   .71%      .72%    .73%   .73%
Ratio of net income to
 average net assets                     4.55%  4.83%     5.15%   5.25%  5.65%
Portfolio turnover rate                22.68% 27.78%    15.68%  27.60% 41.36%



*Excludes maximum sales charge of 4.75%.

Independent Auditors' Report

To the Board of Trustees of The American Funds
Tax-Exempt Series II and Shareholders of
The Tax-Exempt Fund of California:

     We have audited the accompanying statement of assets and liabilities of The American Funds Tax-Exempt Series II-- The Tax-Exempt Fund of California (the "Fund"), including the investment portfolio, as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999 by correspondence with the custodian and brokers; where replies were not received, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The American Funds Tax-Exempt Series II -- The Tax-Exempt Fund of California as of August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche, LLP
Los Angeles, California
September 30, 1999

Tax Information (unaudited)

During the fiscal year ended August 31, 1999, the fund paid 74.3 cents per share of exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code, and a long-term capital gain of 22.6 cents per share.

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the calendar year-end information you receive from the fund's transfer agent.

THE TAX-EXEMPT FUND OF CALIFORNIA

BOARD OF TRUSTEES

AMBASSADOR RICHARD G. CAPEN, JR.
Rancho Santa Fe, California
Corporate director and author; former
United States Ambassador to Spain; former
Vice Chairman of the Board, Knight-Ridder, Inc.;
former Chairman of the Board and
Publisher, The Miami Herald

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and Chief
Executive Officer, The Mission Group;
former President, Southern California
Edison Company

DON R. CONLAN
South Pasadena, California
President (retired), The Capital Group
Companies, Inc.

DIANE C. CREEL
Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON
San Diego, California
Managing Director, Senior Resource
Group, LLC (development and management
of senior living communities)

LEONARD R. FULLER
Marina del Rey, California
President, Fuller Consulting
(financial management consulting firm)

ABNER D. GOLDSTINE
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board, President and Chief
Executive Officer, AECOM Technology
Corporation (architectural engineering)

FRANK M. SANCHEZ
Los Angeles, California
Chairman of the Board and Chief Executive
Officer, The Sanchez Family Corporation
dba McDonald's Restaurants (McDonald's licensee)

OTHER OFFICERS
NEIL L. LANGBERG
Los Angeles, California
Senior Vice President of the fund
Vice President - Investment Management Group,
Capital Research and Management Company

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President -
Fund Business Management Group,
Capital Research and Management Company

DAVID A. HOAG
Los Angeles, California
Vice President of the fund
Vice President and Director,
Capital Research Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company

TODD L. MILLER
Brea, California
Assistant Treasurer of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company

HERBERT HOOVER III, a Trustee since 1986, has retired from the Board. The Trustees thank him for his many contributions to the fund.

PREPARING FOR THE YEAR 2000 The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all computer systems to process date-related information properly following the turn of the century. Other preparations continue, including external monitoring and contingency planning. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 S. Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

THIS REPORT IS FOR THE INFORMATION OF SHAREHOLDERS OF THE TAX-EXEMPT FUND OF CALIFORNIA, BUT IT MAY ALSO BE USED AS SALES LITERATURE WHEN PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS, WHICH GIVES DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUND. IF USED AS SALES MATERIAL AFTER DECEMBER 31, 1999, THIS REPORT MUST BE ACCOMPANIED BY AN AMERICAN FUNDS GROUP STATISTICAL UPDATE FOR THE MOST RECENTLY COMPLETED CALENDAR QUARTER.

Printed on recycled paper
Litho in USA CMG/INS/4345
Lit. No. TEFCA-011-1099